Exhibit 10.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

THIRD LOAN MODIFICATION AGREEMENT

This Third Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of December 6, 2017, by and among (a) SILICON VALLEY BANK, a California corporation (“SVB”), in its capacity as Administrative Agent (“Agent”), (b) SVB, as a Revolving Line Lender and as a Term Loan Lender, MIDCAP FUNDING IV TRUST, a Delaware statutory trust, as a Revolving Line Lender (in such capacity and together with its successors and assigns, “MidCap Revolving Line Lender”), MIDCAP FUNDING III TRUST, a Delaware statutory trust, ELM 2016-1 TRUST, a Delaware statutory trust, each as a Term Loan Lender, and MIDCAP FINANCIAL TRUST, a Delaware statutory trust, as a Term Loan 2017 Lender (in such capacity and together with their respective successors and assigns, “MidCap Term Loan Lender”; SVB, the MidCap Revolving Line Lender and the MidCap Term Loan Lender are each referred to herein as a “Lender” and collectively, the “Lenders”), and (c) VERICEL CORPORATION, a Michigan corporation (the “Borrower”).

1.          DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to the Lenders, Borrower is indebted to the Lenders pursuant to a loan arrangement dated as of September 9, 2016, evidenced by, among other documents, a certain Loan and Security Agreement dated as of September 9, 2016, by and among Borrower, Agent and the Lenders, as amended by that certain First Loan Modification Agreement, dated as of December 30, 2016 and as further amended by that certain Second Loan Modification Agreement, dated as of May 9, 2017 (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.          DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to the Lenders, the “Security Documents”).

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3.          DESCRIPTION OF CHANGE IN TERMS.

A.                                    Modifications to Loan Agreement.

1                                        The Loan Agreement shall be amended by inserting the following new Section 2.1.3 immediately following Section 2.1.2 thereof:

2.1.3       Term Loan 2017 Advances.

(a)           Availability.  Subject to the terms and conditions of this Agreement, the Term Loan Lenders, severally and not jointly, shall make one (i) term loan advance available to Borrower on the Third Loan Modification Effective Date in an original principal amount of Fifteen Million Dollars ($15,000,000.00) (the “Term Loan 2017 Advance”).  After repayment, the Term Loan 2017 Advance (or any portion thereof) may not be reborrowed.

(b)           Interest Period.  With respect to the Term Loan 2017 Advance, commencing on the first Payment Date of the month following the month in which the Funding Date of

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the Term Loan 2017 Advance occurs, and continuing on the Payment Date of each month thereafter, Borrower shall make monthly payments of interest, in arrears, on the outstanding principal amount of such Term Loan 2017 Advance, at the rate set forth in Section 2.3(a)(ii).

(c)           Repayment.  Commencing on December 1, 2018, and continuing on each Payment Date thereafter, Borrower shall repay the Term Loan 2017 Advance, in (i) thirty-six (36) equal monthly installments of principal, plus (ii) monthly payments of accrued interest as described in Section 2.1.3(b), at the rate set forth in Section 2.3(a)(ii).  All outstanding principal and accrued and unpaid interest under the Term Loan 2017 Advance, and all other outstanding Obligations hereunder with respect to the Term Loan 2017 Advance, are due and payable in full on the Term Loan 2017 Maturity Date.

(d)           Permitted Prepayment.  Borrower shall have the option to prepay all, but not less than all, of the Term Loan 2017 Advance, provided Borrower (i) delivers written notice to Agent and each Term Loan Lender of its election to prepay the Term Loan 2017 Advance at least five (5) days prior to such prepayment, and (ii) pays to Agent and each Term Loan 2017 Lender, as applicable, on the date of such prepayment (A) all outstanding principal plus accrued and unpaid interest with respect to the Term Loan 2017 Advance, (B) the Term Loan 2017 Prepayment Premium, (C) the Term Loan 2017 Final Payment and (D) all other sums, if any, that shall have become due and payable hereunder with respect to the Term Loan 2017 Advance, including interest at the Default Rate with respect to any past due amounts.

(e)           Mandatory Prepayment Upon an Acceleration.  If the Term Loan 2017 Advance is accelerated by Agent or the Lenders following the occurrence and during the continuance of an Event of Default, Borrower shall immediately pay to Agent and each Term Loan 2017 Lender, as applicable, an amount equal to the sum of (i) all outstanding principal plus accrued and unpaid interest with respect to the Term Loan 2107 Advance, (ii) the Term Loan 2017 Prepayment Premium, (iii) the Term Loan 2017 Final Payment and (iv) all other sums, if any, that shall have become due and payable hereunder with respect to the Term Loan 2017 Advance, including interest at the Default Rate with respect to any past due amounts.

(f)            Use of Term Loan 2017 Advance Proceeds.  Proceeds of the Term Loan 2017 shall be used (i) on the Third Loan Modification Effective Date, for the payment in full of (A) all outstanding principal plus accrued and unpaid interest with respect to the Term Loan Advances, (B) the Term Loan  Final Payment, (C) all Lender Expenses (including reasonable attorneys’ fees and expenses for documentation and negotiation of this Agreement) incurred through and including the Third Loan Modification Effective Date, and (D) all other sums, if any, that shall have become due and payable hereunder with respect to the Term Loan Advances, including interest at the Default Rate with respect to any past due amounts; and (ii) with respect to any remaining proceeds, in accordance with Section 5.10(ii).  Borrower and Lenders acknowledge and agree that Agent and the Lenders hereby waive payment of the Term Loan Prepayment Premium that would otherwise have been due and payable hereunder.

2                                         Section 2.3(a)(ii) of the Loan Agreement shall be amended in its entirety and replaced with the following:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(ii)           Term Loan 2017 Advances.  Subject to Section 2.3(b), the principal amount of outstanding Term Loan 2017 Advances shall accrue interest at a floating per annum rate equal to four and one-quarter percentage points (4.25%) above the Prime Rate, which interest shall be payable monthly in arrears in accordance with Section 2.1.3(b).

3                                         Section 3.5(a) of the Loan Agreement shall be amended in its entirety and replaced with the following:

4                                         (a)           Advances.  Subject to the prior satisfaction of all other applicable conditions to the making of an Advance set forth in this Agreement, to obtain an Advance, Borrower (via an individual duly authorized by an Administrator) shall notify Agent (which notice shall be irrevocable) by electronic mail by 12:00 noon Pacific time on the Funding Date of the Advance.  Such notice shall be made by Borrower through SVB’s online banking program; provided, however, if Borrower is not utilizing SVB’s online banking program, then such notice shall be in a written format acceptable to Agent that is executed by an Authorized Signer.  Agent shall have received satisfactory evidence that the board of directors of Borrower has approved that such Authorized Signer may provide such notices and request Advances.  In connection with any such notification, Borrower must promptly deliver to Bank by electronic mail or through SVB’s online banking program such reports and information, including without limitation, sales journals, cash receipts journals, accounts receivable aging reports, as Agent or the Revolving Line Lenders may request in their sole discretion.  Subject to Section 2.6(b), Agent or each Lender shall credit proceeds of an Advance to the Designated Deposit Account.  Agent and the Lenders may make Advances under this Agreement based on instructions from an Authorized Signer or without instructions if the Advances are necessary to meet Obligations which have become due.

5                                         Section 3.5(b) of the Loan Agreement shall be amended in its entirety and replaced with the following:

(b)           Term Loan 2017 Advance.  Subject to the prior satisfaction of all other applicable conditions to the making of the Term Loan 2017 Advance set forth in this Agreement, to obtain the Term Loan 2017 Advance, Borrower shall notify Agent and the Lenders (which notice shall be irrevocable) by electronic mail by 12:00 noon Pacific time on or before the Third Loan Modification Effective Date.  In connection with such notification, Borrower shall promptly deliver to Agent a completed, executed Payment/Advance Form, together with such other reports and information as Agent or the Lenders may request in their reasonable discretion.  Agent and Lenders shall credit excess proceeds (after giving effect to the use of proceeds described in Section 2.1.3(f)(i) above) of the Term Loan 2017 Advance to the Designated Deposit Account.

6                                         Section 6.9(a) of the Loan Agreement shall be amended in its entirety and replaced with the following:

(a)  Minimum Revenue.  Achieve minimum net revenue (determined in accordance with GAAP), measured on a trailing twelve month basis ending as of the date of measurement, on a consolidated basis of Borrower and its Subsidiaries, in an amount equal to or greater than the amount listed below for each corresponding trailing twelve month period:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Trailing Twelve Month Period Ended	Minimum Net Revenue

September 30, 2017	$[***]

October 31, 2017	$[***]

November 30, 2017	$[***]

December 31, 2017	$51,723,000.00

January 31, 2018	$[***]

February 28, 2018	$[***]

March 31, 2018	$[***]

April 30, 2018	$[***]

May 31, 2018	$[***]

June 30, 2018	$[***]

July 31, 2018	$[***]

August 31, 2018	$[***]

September 30, 2018	$[***]

October 31, 2018	$[***]

November 30, 2018	$[***]

December 31, 2018	$[***]

January 31, 2019	$[***]

February 28, 2019	$[***]

March 31, 2019	$[***]

April 30, 2019	$[***]

May 31, 2019	$[***]

June 30, 2019	$[***]

July 31, 2019	$[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

August 31, 2019	$[***]

September 30, 2019	$[***]

October 31, 2019	$[***]

November 30, 2019	$[***]

December 31, 2019	$[***]

January 31, 2020	$[***]

February 29, 2020	$[***]

March 31, 2020	$[***]

April 30, 2020	$[***]

May 31, 2020	$[***]

June 30, 2020	$[***]

July 31, 2020	$[***]

August 31, 2020	$[***]

September 30, 2020	$[***]

October 31, 2020	$[***]

November 30, 2020	$[***]

December 31, 2020	$[***]

January 31, 2021	$[***]

February 28, 2021	$[***]

March 31, 2021	$[***]

April 30, 2021	$[***]

May 31, 2021	$[***]

June 30, 2021	$[***]

July 31, 2021	$[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

August 31, 2021	$[***]

September 30, 2021	$[***]

October 31, 2021	$[***]

November 30, 2021	$[***]

7                                 The following new Section 6.14 is hereby inserted in the Loan Agreement immediately following Section 6.13 thereof:

6.14        Online Banking.

(a)          Utilize SVB’s online banking platform for all matters requested by Agent which shall include, without limitation (and without request by Agent for the following matters), uploading information pertaining to Accounts and Account Debtors, requesting approval for exceptions, requesting Credit Extensions, and uploading financial statements and other reports required to be delivered by this Agreement (including, without limitation, those described in Section 6.2 of this Agreement).

(b)          Comply in all material respects with the terms of the “Banking Terms and Conditions” and ensure that all persons utilizing the online banking platform are duly authorized to do so by an Administrator.  SVB shall be entitled to assume the authenticity, accuracy and completeness on any information, instruction or request for a Credit Extension duly submitted via the online banking platform and to further assume that any submissions or requests made via the online banking platform have been duly authorized by an Administrator.

8                                   Section 8.1 of the Loan Agreement is amended in its entirety and replaced with the following:

8.1          Payment Default.  Borrower fails to (a) make any payment of principal or interest on any Credit Extension when due, or (b) pay any other Obligations within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day cure period shall not apply to payments due on the Revolving Line Maturity Date and/or the Term Loan 2017 Maturity Date, as applicable).  During the cure period, the failure to make or pay any payment specified under clause (b) hereunder is not an Event of Default (but no Credit Extension will be made during the cure period);

9                                   Sections 10.10 (a), (b) and (c) of the Loan Agreement shall be amended in their entirety and replaced with the following:

(a)           If for any reason any Lender shall fail or refuse to abide by its payment and/or funding obligations under this Agreement, including, without limitation, its obligation to make available to Agent its Revolving Line Commitment Percentage of any Advances, expenses or setoff and such failure is not cured within two (2) days of receipt from Agent of written notice thereof (such Lender is referred to herein as a “Defaulting Lender”), then, in addition to the rights and remedies that may be available to the other Lenders,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Borrower or any other party at law or in equity, and not at limitation thereof, (i) such Defaulting Lender’s right to participate in the administration of, or decision-making rights related to, the Obligations, this Agreement or the other Loan Documents shall be suspended during the pendency of such failure or refusal, and (ii) a Defaulting Lender shall be deemed to have assigned any and all payments due to it from Borrower, whether on account of outstanding Advances, interest, fees or otherwise, to the remaining non-Defaulting Lenders for application to, and reduction of, their proportionate shares of all outstanding Obligations until, as a result of application of such assigned payments, Lenders’ respective Commitment Percentages of all outstanding Obligations shall have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency, and (iii) at the option of Agent, any amount payable to such Defaulting Lender hereunder (whether on account of principal, interest, fees or otherwise) shall, in lieu of being distributed to such Defaulting Lender, be retained by Agent as cash collateral for future funding obligations of the Defaulting Lender in respect of any Advance.  The Defaulting Lender’s decision-making and participation rights and rights to payments as set forth in clauses (i) and (ii) hereinabove shall be restored only upon the payment by the Defaulting Lender of its Commitment Percentage of any Obligations, any participation obligation, or expenses as to which it is delinquent, together with interest thereon at the rate set forth in Section 2.5(g) hereof from the date when originally due until the date upon which any such amounts are actually paid.

(b)                                 The non-Defaulting Lender(s) shall have the right, but not the obligation, in their respective, sole and absolute discretion, to cause the termination and assignment, after not less than ten (10) days prior written notice by Agent (upon the request of such non-Defaulting Lender(s)) to the Defaulting Lender, for no cash consideration (pro rata, based on the respective Commitments of those Lenders electing to exercise such right), of the Defaulting Lender’s Revolving Line Commitment to fund future Advances and/or to purchase the funded portion, at par, of the Term Loan Commitment of such Defaulting Lender(s).  Upon any such purchase of the Commitment Percentage of any Defaulting Lender, the Defaulting Lender’s share in future Credit Extensions and its rights under the Loan Documents with respect thereto shall terminate on the date of purchase, and the Defaulting Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest.

(c)                                  Each Defaulting Lender shall indemnify Agent and each non-Defaulting Lender from and against any and all loss, damage or expenses, including but not limited to reasonable attorneys’ fees and funds advanced by Agent or by any non-Defaulting Lender, on account of a Defaulting Lender’s failure to timely fund its Revolving Line Commitment Percentage of an Advance and/or to otherwise perform its obligations under the Loan Documents.

10                            Section 13.7 of the Loan Agreement shall be amended by (i) deleting the phrase “Term Loan Commitment” where it appears therein and replacing such phrase with “Term Loan 2017 Commitment”; and (ii) deleting the phrase “any Term Loan Advance” where it appears therein and replacing such phrase with “the Term Loan 2017 Advance”.

11                            The definitions of “Authorized Signer”, “Availability Amount”, “Credit Extension” “Requisite Lenders”, “Revolving Line Maturity Date”, “Term Loan Commitment”,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Term Loan Commitment Percentage”,  and “Warrant” appearing in Section 13.1 of the Loan Agreement shall be amended in their entirety and replaced with the following:

“Authorized Signer” is any individual listed in Borrower’s Borrowing Resolution who is authorized to execute the Loan Documents, including any Advance request and/or Term Loan 2017 Advance request, on behalf of Borrower.

“Availability Amount” is (a) the lesser of (i) the Revolving Line or (ii) the amount available under the Borrowing Base; minus (b) the outstanding principal balance of any Advances.

“Credit Extension” is any Advance, any Term Loan 2017 Advance, any Overadvance, or any other extension of credit by Agent or any Lender for Borrower’s benefit.

“Requisite Lenders” means Lenders whose Pro Rata Shares aggregate more than 50%; provided, however, that so long as a Lender on the Third Loan Modification Effective Date does not assign any portion of its Term Loan Commitment, its Revolving Line Commitment, or all or any part of its Term Loan Advances or its portion of the Revolving Line (other than, in each case, an assignment to any Affiliate of such Lender), the “Requisite Lenders” shall include such Lender or, in the case of an assignment to by such Lender to an Affiliate, such Affiliate.

“Revolving Line Maturity Date” is December 6, 2021 (four (4) years after the Third Loan Modification Effective Date).

“Term Loan Commitment” means, for any Lender, the obligation of such Lender to make a Term Loan 2017 Advance as and when available, up to the principal amount shown on Schedule 1.  “Term Loan Commitments” means the aggregate amount of such commitments of all Lenders.

“Term Loan Commitment Percentage” means, as to any Lender at any time, the percentage (carried out to the fourth decimal place) of the Term Loan Commitments represented by such Lender’s Term Loan Commitment at such time.  The initial Term Loan Commitment Percentage of each Lender, as of the Third Loan Modification Effective Date, is set forth opposite the name of such Lender on Schedule 1.

“Warrant” is (i) each Warrant to Purchase Stock dated as of the Effective Date executed by Borrower in favor of each Lender; and (ii) each Warrant to Purchase Stock dated as of the Third Loan Modification Effective Date executed by Borrower in favor of each Lender.

12                            The following terms and their respective definitions appearing in Section 13.1 shall be deleted in their entirety:

“Ineligible Reserve” is (i) from the Second Loan Modification Effective Date through and including the Ineligible Reserve Release Date, [***] Dollars ($[***]); and (ii) commencing on the first day after the Ineligible Reserve Release Date and thereafter, Zero Dollars ($0.00).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Ineligible Reserve Release Date” is the date occurring after the Second Loan Modification Effective Date, so long as no Default or Event of Default has occurred and is continuing, on which Borrower provides Bank evidence satisfactory to Bank, in its sole but reasonable discretion, that Borrower has complied with the Minimum Revenue financial covenant described in Section 6.9(a) for two (2) consecutive quarters. Notwithstanding the foregoing, nothing herein shall be deemed a waiver of or release by Bank of any other right or remedy of Bank under this Agreement following the occurrence and during the continuance of an Event of Default, including, without limitation, an Event of Default arising by virtue of Borrower failing to achieve the Minimum Revenue financial covenant requirements described in Section 6.9(a) for any monthly period.

13                            Clause (v) of the definition of “Eligible Accounts” appearing in Section 13.1 is amended in its entirety and replaced with the following:

(v)                                 Accounts owing from an Account Debtor, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts ([***] percent ([***]%), for Accounts the Accounts Debtor for which is Orsini Healthcare), for the amounts that exceed that percentage, unless Agent and Lenders approve in writing;

14                            The following new terms and their respective definitions are hereby inserted in Section 13.1, each in is respective alphabetical order:

“Administrator” is an individual that is named:

(a)                                 as an “Administrator” in the “SVB Online Services” form completed by Borrower with the authority to determine who will be authorized to use SVB Online Services (as defined in the “Banking Terms and Conditions”) on behalf of Borrower; and

(b)                                 as an Authorized Signer of Borrower in an approval by the Borrower’s board of directors.

“Note” means any and/or all of the Revolving Loan Note(s) and/or Term Loan 2017 Note(s), as the context requires.

“Term Loan 2017 Final Payment” is a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest, and supplemental of all other fees and expenses due and owing in connection with the Term Loan 2017 Advance), in an amount equal to the aggregate original principal amount of the Term Loan Commitment multiplied by three and six-tenths of one percent (3.60%).

“Term Loan 2017 Maturity Date” is December 6, 2021 (four (4) years after the Third Loan Modification Effective Date).

“Term Loan 2017 Note” is a promissory note in the form of Exhibit D-3, as it may be amended, supplemented or otherwise modified from time to time.

“Term Loan 2017 Prepayment Premium” is an additional fee payable to Agent, for the ratable benefit of the Lenders with a Term Loan Commitment, in an amount equal to:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(a)         for a prepayment of the Term Loan 2017 Advance made on or prior to the one (1) year anniversary of the Third Loan Modification Effective Date, two and one-half of one percent (2.50%) of the original principal amount of such Term Loan 2017 Advance;

(b)         for a prepayment of the Term Loan 2017 Advance made after the one (1) year anniversary but on or prior to the two (2) year anniversary of the Third Loan Modification Effective Date, one and one-half of one percent (1.50%) of the original principal amount of such Term Loan 2017 Advance;

(c)          for a prepayment of the Term Loan 2017 Advance made after the two (2) year anniversary but on or prior to the three (3) year anniversary of the Third Loan Modification Effective Date, one-half of one percent (0.50%) of the original principal amount of such Term Loan 2017 Advance; and

(d)          for a prepayment of the Term Loan 2017 Advance made after the three (3) year anniversary but on or prior to the Term Loan 2017 Maturity Date, zero percent (0.00%) of the original principal amount of such Term Loan 2017 Advance; provided that no Term Loan 2017 Prepayment Premium shall be collected in the event the Term Loan 2017 Advance is refinanced by the Lenders with Commitments as of the Third Loan Modification Effective Date (or such Lender’s permitted successors and assigns, as the case may be).

“Third Loan Modification Effective Date” is December 6, 2017.

15                            Lenders and Commitments. The Lenders and Commitments attached as Schedule 1 to the Loan Agreement is deleted in its entirety and replaced with Schedule 1 attached hereto.

16                            Term Loan 2017 Note. The Loan Agreement shall be amended by inserting Exhibit D-3 attached hereto as Exhibit D-3 thereto.

17                            Compliance Certificate.  The Compliance Certificate attached as Exhibit B to the Loan Agreement is deleted in its entirety and replaced with Exhibit A attached hereto.

4.                                      FEES.  In addition to the payment of the Term Loan Final Payment Fee, Borrower shall reimburse the Lenders for all legal fees and expenses reasonably incurred in connection with the Existing Loan Documents and this Loan Modification Agreement.

5.                                      UPDATED PERFECTION CERTIFICATE.  In connection with this Loan Modification Agreement, Borrower has delivered to Bank an updated Perfection Certificate (the “Updated Perfection Certificate”). Borrower acknowledges, confirms and agrees the disclosures and information Borrower provided to the Agent and the Lenders in such Updated Perfection Certificate remains true and correct in all material respects as of the date hereof. From and after the Third Loan Modification Effective Agreement, all references to the “Perfection Certificate” in the Loan Documents shall be deemed to be a reference to the Updated Perfection Certificate.

6.                                      AUTHORIZATION TO FILE.  Borrower hereby authorizes Agent to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Agent’s interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Agent under the Code.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.                                      CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8.                                      RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of the Loan Agreement, each other Loan Document and all security or other collateral granted to the Lenders, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9.                                      NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against the Lenders with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against any of the Lenders, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES each of the Lenders from any liability thereunder.

10.                               CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, each Lender is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  The Lenders’ agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate any Lender to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of the Agent, each Lender and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by the Agent and the Lenders in writing.  No maker will be released by virtue of this Loan Modification Agreement.

11.                               RIGHT OF SET-OFF.  In consideration of Lenders’ agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Agent for the benefit of the Lenders, a lien, security interest and right of set off as security for all Obligations owed to the Lenders, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Agent or any entity under the control of Agent or any Lender (including a Subsidiary thereof) or in transit to any of them.  At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Agent may set off the same or any part thereof and apply the same to any Obligations of Borrower then due regardless of the adequacy of any other collateral securing the loan.  ANY AND ALL RIGHTS TO REQUIRE ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

12.                               CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER.  Section 12 of the Loan Agreement is hereby incorporated by reference in its entirety.

13.                               COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower, Agent and each Lender.

14.                               CONDITIONS PRECEDENT.  As a condition precedent to the effectiveness of this Loan Modification Agreement, the Agent shall have received each of the following items prior to or concurrently with this Agreement, each in form and substance reasonably satisfactory to the Agent:

A.                                    This Loan Modification Agreement duly executed on behalf of Borrower;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

B.                                    Repayment in full of (i) all outstanding principal plus accrued and unpaid interest with respect to the Term Loan Advances, (ii) the Term Loan Final Payment, (iii) all Lender Expenses (including reasonable attorneys’ fees and expenses for documentation and negotiation of this Agreement) incurred through and including the Third Loan Modification Effective Date, and (iv) all other sums, if any, that shall have become due and payable hereunder with respect to the Term Loan Advances, including interest at the Default Rate with respect to any past due amounts;

C.                                    Duly executed signature pages of Borrower to each Note in favor of each Lender requesting a Note in connection with the Effective Date

D.                                    Duly executed Warrants in favor of each Term Loan Lender, together with an updated capitalization table of Borrower;

E.                                     A fully executed First Amendment to the Lender Intercreditor Agreement;

F.                                      The duly executed Updated Perfection Certificate;

G.                                    Duly executed signatures of Borrower to a Disbursement Letter with respect to the Credit Extensions to be made on the Third Loan Modification Effective Date hereunder;

H.                                   Evidence satisfactory to Agent that the insurance policies and endorsements required by Section 6.7 of the Loan Agreement are in full force and effect (including certificates on Acord 25 and Acord 28 forms);

I.                                        Certified copies, dated as of a recent date, of financing statement searches, as Agent or any Lender may request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the Third Loan Modification Effective Date, will be terminated or released;

J.                                        Such legal opinions of counsel as Agent shall require;

K.                                    Copies, certified by a duly authorized officer of Borrower, to be true and complete as of the date hereof, of each of (i) the governing documents of Borrower as in effect on the date hereof (but only to the extent modified since last delivered to the Agent), (ii) the resolutions of Borrower authorizing the execution and delivery of this Loan Modification Agreement, the other documents executed in connection herewith and Borrower’s performance of all of the transactions contemplated hereby (but only to the extent required since last delivered to Agent), and (iii) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be so authorized on behalf of Borrower (but only to the extent any signatories have changed since such incumbency certificate was last delivered to Agent);

L.                                     A certified good standing certificate of Borrower certified by the Secretary of State of the State of Michigan each other jurisdiction in which Borrower is qualified to conduct business, each dated as of a date no earlier than thirty (30) days prior to the Third Loan Modification Effective Date;

M.                                 Such other documents as Agent may reasonably request.

[The remainder of this page is intentionally left blank]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as of the date first above written.

BORROWER:		AGENT:

VERICEL CORPORATION		SILICON VALLEY BANK, as Agent

By	/s/ Gerard Michel	By	/s/ Sam Subilia
Name:	Gerard Michel	Name:	Sam Subilia
Title:	Chief Financial Officer	Title:	VP

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

TERM LOAN 2017 LENDERS:		REVOLVING LINE LENDERS:

SILICON VALLEY BANK		SILICON VALLEY BANK

By	/s/ Sam Subilia	By	/s/ Sam Subilia
Name:	Sam Subilia	Name:	Sam Subilia
Title:	VP	Title:	VP

MIDCAP FINANCIAL TRUST		MIDCAP FUNDING IV TRUST

By:	Apollo Capital Management, L.P.,	By:	Apollo Capital Management, L.P.,
	its investment manager		its investment manager

By:	Apollo Capital Management GP, LLC,	By:	Apollo Capital Management GP, LLC,
	its general partner		its general partner

By:	/s/ Maurice Amsellem	By:	/s/ Maurice Amsellem
Name: Maurice Amsellem		Name: Maurice Amsellem
Title: Authorized Signatory		Title: Authorized Signatory

Solely with respect to waiving the Term Loan Prepayment Premium as described in the last sentence of Section 2.1.3(f):		Solely with respect to waiving the Term Loan Prepayment Premium as described in the last sentence of Section 2.1.3(f):

ELM 2016-1 TRUST		MIDCAP FUNDING III TRUST

By:	MidCap Financial Services Capital	By:	Apollo Capital Management, L.P.,
	Management, LLC, as Servicer		its investment manager

By:	/s/ John O’Dea	By:	Apollo Capital Management GP, LLC,
Name: John O’Dea			its general partner
Title: Authorized Signatory

		By:	/s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 1

LENDERS AND COMMITMENTS

TERM LOAN 2017 COMMITMENTS

Lender	Term Loan 2017 Advance Commitment	Term Loan 2017 Advance Commitment Percentage
Silicon Valley Bank	$7,500,000.00	50.0000%
MidCap Financial Trust	$7,500,000.00	50.0000%
TOTAL	$15,000,000.00	100.0000%

REVOLVING LINE COMMITMENTS

Lender	Revolving Line Commitment	Revolving Line Commitment Percentage
Silicon Valley Bank	$5,000,000.00	50.0000%
MidCap Funding IV Trust	$5,000,000.00	50.0000%
TOTAL	$10,000,000.00	100.0000%

TOTAL COMMITMENTS

Lender	Total Commitment	Total Commitment Percentage
Silicon Valley Bank	$12,500,000.00	50.0000%
MidCap Financial Trust MidCap Funding IV Trust	$12,500,000.00	50.0000%
TOTAL	$25,000,000.00	100.0000%

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A to Third Loan Modification Agreement

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK, as Agent	Date:
FROM:	VERICEL CORPORATION

The undersigned authorized officer of Vericel Corporation (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement among Borrower, SILICON VALLEY BANK, a California corporation (“SVB”), in its capacity as Administrative Agent (“Agent”), (b) SVB, as a Revolving Line Lender and as a Term Loan 2017 Lender, MIDCAP FUNDING IV TRUST, a Delaware statutory trust, as a Revolving Line Lender (in such capacity and together with its successors and assigns, “MidCap Revolving Line Lender”), and MIDCAP FINANCIAL TRUST, a Delaware statutory trust, as a Term Loan 2017 Lender (in such capacity and together with their respective successors and assigns, “MidCap Term Loan Lender”; SVB, the MidCap Revolving Line Lender and the MidCap Term Loan Lender are each referred to herein as a “Lender” and collectively, the “Lenders”) (as amended, the “Loan Agreement”), (1) Borrower is in compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Agent.  Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days (for the monthly periods ending March 31, June 30, September 30 and December 31, no later than forty-five (45) days after the last day of each such month)	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 90 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

A/R & A/P Agings, Deferred Revenue report and general ledger	Monthly within 30 days	Yes No
Transaction Reports	(i) With each request for an Advance and (ii) within thirty (30) days after the last day of each month	Yes No
Projections	FYE within 30 days, and as amended/updated	Yes No

Financial Covenant	Required	Actual	Complies

Maintain as indicated:
Minimum Revenue (monthly, on a trailing 12 month basis)	*	$	Yes No

* See Section 6.9(a)

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

Vericel Corporation	BANK USE ONLY

Received by:
By:		AUTHORIZED SIGNER
Name:	Date:
Title:
Verified:
AUTHORIZED SIGNER

Date:

	Compliance Status:	Yes No

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 1 TO COMPLIANCE CERTIFICATE

FINANCIAL COVENANTS OF BORROWER

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

I.             Minimum Revenue (Section 6.9(a))

Required:              Minimum Revenue.  Achieve minimum net revenue (determined in accordance with GAAP), measured on a trailing twelve month basis ending as of the date of measurement, on a consolidated basis of Borrower and its Subsidiaries, in an amount equal to or greater than the amount listed below for each corresponding trailing twelve month period:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Trailing Twelve Month Period Ended	Minimum Net Revenue

September 30, 2017	$[***]

October 31, 2017	$[***]

November 30, 2017	$[***]

December 31, 2017	$51,723,000.00

January 31, 2018	$[***]

February 28, 2018	$[***]

March 31, 2018	$[***]

April 30, 2018	$[***]

May 31, 2018	$[***]

June 30, 2018	$[***]

July 31, 2018	$[***]

August 31, 2018	$[***]

September 30, 2018	$[***]

October 31, 2018	$[***]

November 30, 2018	$[***]

December 31, 2018	$[***]

January 31, 2019	$[***]

February 28, 2019	$[***]

March 31, 2019	$[***]

April 30, 2019	$[***]

May 31, 2019	$[***]

June 30, 2019	$[***]

July 31, 2019	$[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

August 31, 2019	$[***]

September 30, 2019	$[***]

October 31, 2019	$[***]

November 30, 2019	$[***]

December 31, 2019	$[***]

January 31, 2020	$[***]

February 29, 2020	$[***]

March 31, 2020	$[***]

April 30, 2020	$[***]

May 31, 2020	$[***]

June 30, 2020	$[***]

July 31, 2020	$[***]

August 31, 2020	$[***]

September 30, 2020	$[***]

October 31, 2020	$[***]

November 30, 2020	$[***]

December 31, 2020	$[***]

January 31, 2021	$[***]

February 28, 2021	$[***]

March 31, 2021	$[***]

April 30, 2021	$[***]

May 31, 2021	$[***]

June 30, 2021	$[***]

July 31, 2021	$[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

August 31, 2021	$[***]

September 30, 2021	$[***]

October 31, 2021	$[***]

November 30, 2021	$[***]

Actual: all amounts measured on a trailing twelve month basis

A.	Aggregate value of net revenue of Borrower and its Subsidiaries	$

Is line A equal to or greater than $	?

No, not in compliance	Yes, in compliance

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D-3

FORM OF TERM LOAN 2017 NOTE

VERICEL CORPORATION

THIS TERM LOAN 2017 NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE LOAN AGREEMENT REFERRED TO BELOW

$[ ]	New York, New York
December , 2017

FOR VALUE RECEIVED, the undersigned, VERICEL CORPORATION, a Michigan corporation (the “Borrower”), hereby unconditionally promises to pay to [Silicon Valley Bank, a California corporation] [ MidCap Funding Trust III, a [Delaware statutory trust]] [Elm 2016-1 Trust a [Delaware statutory trust]] (the “Lender”) or its registered assigns at the applicable Funding Office specified in the Loan Agreement (as hereinafter defined) in Dollars and in immediately available funds, the principal amount of (a) [insert amount of applicable Lender’s Term Loan Commitment] ($[             ]), or, if less, (b) the aggregate unpaid principal amount of the Term Loan 2017 Advance made by the Lender pursuant to the Loan Agreement referred to below.  The principal amount hereof shall be paid in the amounts and on the dates specified in Section 2.1.3 of the Loan Agreement.  Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in the Loan Agreement.

The holder of this Term Loan 2017 Note (this “Note”) is authorized to indorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, and amount of the Term Loan 2017 Advance and the date and amount of each payment or prepayment of principal with respect thereto.  Each such indorsement shall constitute prima facie evidence of the accuracy of the information indorsed.  The failure to make any such indorsement or any error in any such indorsement shall not affect the obligations of Borrower in respect of the Term Loan 2017 Advance.

This Note (a) is one of the Term Loan 2017 Notes referred to in the Loan Agreement, dated as of [                ], among Borrower, the Lenders party thereto, and Silicon Valley Bank, as Administrative Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), (b) is subject to the provisions of the Loan Agreement, and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Loan Agreement.  This Note is secured and guaranteed as provided in the Loan Documents.  Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Upon the occurrence and during the continuance of any one or more Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Loan Agreement.

All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, indorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE LOAN AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 13.2 OF THE LOAN AGREEMENT.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

VERICEL CORPORATION

By:

Name:

Title:

Schedule A
to Term Loan 2017 Note

TERM LOAN 2017 Advance

Date	Amount of Term Loan 2017 Advance	Amount of Principal of Term Loan 2017 Advance Repaid	Unpaid Principal Balance of Term Loan 2107 Advance	Notation Made By

1